united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2688

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

Annual Report
September 30, 2017

Investor Information: 1-855-525-2151

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The Covered Bridge Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Fellow Shareholders,

For the twelve months ended September 30, 2017, the domestic equity market produced very strong returns with the S&P 500 index up 18.61%. In the same period, The Covered Bridge Fund Class I (TCBIX) was up 11.02%. We are pleased with this performance during this period of sharply rising equity prices.

Our stated objective is to seek current income and realized gains from writing options with capital appreciation as a secondary objective. We achieve this objective by writing calls on some of the individual names we own, in essence, selling away the upside on these positions to produce this extra income. Along with producing income, writing calls helps dampen the volatility of an equity portfolio. While this is advantageous in flat-to-down equity markets, it will cause the Fund to lag long-only equity products in a rising equity market.

While performance this fiscal year was not as strong on an absolute or relative basis compared to last fiscal year, it was in line with our stated objectives and our expectations on how the Fund should perform in this type of equity environment. The market this past fiscal year reminded us of calendar year 2015 where many of the large cap multinationals underperformed the S&P 500. This is a tough environment for the underlying holdings in the Fund but history shows that this rarely goes on for a long period of time. It is important to remember that in calendar year 2016, this situation completely reversed and the Fund actually outperformed the index in an up year.

The US economy is now well into its eighth year of an economic expansion and corresponding bull market for equity prices. It is typical in the late stages of a bull market for the market to narrow and for growth stocks to outperform value stocks. The last time we saw this type of large divergence between growth and value was in the last stage of the bull market that ended in 2000, and in the subsequent years, value stocks more than made up for their relative underperformance.

Another factor impacting performance in the period was the reduction in market volatility. This can be seen in the level of the Chicago Board Options Exchange Volatility Index which reflects a market estimate of future volatility and is commonly known as the VIX. In fiscal year 2017, the level of the VIX averaged 11.89; this is down approximately 28% from the fiscal year 2016 average of 16.59 and fiscal year 2015 average of 16.43. Lower volatility has a direct impact on option prices and reduces the amount of income the Fund receives from writing options. Depressed levels of the VIX can go on for periods of time but eventually volatility in the markets may return to the long term average of 19.45.

Drilling down to individual holdings in the Fund, Apple Inc. (5.8%) once again had a tremendous positive contribution to performance of the Fund. We remain constructive on Apple Inc. and believe this stock will provide considerable opportunity going forward. Other positive contributors in the period were JPMorgan Chase & Co. (3.0%) and Microsoft (2.4%). We continue to hold a large position in JP Morgan but in the case of Microsoft, we have let shares get called away over time and will wait for a pullback before adding to the position.

The largest source of negative contribution from an individual holding was our position in General Electric (3.1%). While the company has substantially underperformed other industrial companies, we believe that the new CEO is taking the appropriate steps to turn the company around and expect this position to remain a core holding throughout 2018.

As we move into 2018, we continue to expect a volatile market with further possible gains. That said, the US economy is eight years into an economic expansion that has driven US equity markets to all-time highs. While we remain optimistic that this may continue for a bit longer, we are watching diligently for signs of a slowdown. While it is difficult to call the top in equity prices, we expect that sometime in the next twelve to eighteen months the market may become much more volatile with a bias to the downside.

Our strategy allows us to become very defensive if we see signs of an economic slowdown and a corresponding bear market. We are closely watching our economic indicators, the yield curve and corporate earnings for signs of trouble, and are prepared to take appropriate actions and position the Fund very defensively when the time is right. We will do our best to protect the gains we have seen over the past few years!

Thank you for being a Covered Bridge Fund shareholder.

Sincerely,

John Schonberg, CFA &

Michael Dashner, CFA

Important Definitions: The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Volatility: A statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security. Covered Call: An options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. This is often employed when an investor has a short-term neutral view on the asset and for this reason holds the asset long and simultaneously has a short position via the option to generate income from the option premium. Out of the money: A call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset. An out of the money option has no intrinsic value, but only possesses extrinsic or time value. As a result, the value of an out of the money option erodes quickly with time as it gets closer to expiry. If it still out of the money at expiry, the option will expire worthless. Dividend yield: A financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock. Strike price: The price at which a specific derivative contract can be exercised. Strike prices is mostly used to describe stock and index options, in which strike prices are fixed in the contract. For call options, the strike price is where the security can be bought (up to the expiration date), while for put options the strike price is the price at which shares can be sold. 5866-NLD-11/13/2017

The Covered Bridge Fund
Portfolio Review (Unaudited)
September 30, 2017

Composition of the change in value of a $1,000,000 investment

The Fund’s performance figures* for the periods ended September 30, 2017, compared to its benchmark:

	One	Since
	Year	Inception*
The Covered Bridge Fund
Class A without load	10.72%	7.08%
Class A with load	4.90%	5.66%
Class I	11.02%	7.36%
S&P 500 Total Return Index **	18.61%	12.76%

*	The Fund’s inception date was October 1, 2013.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Returns for periods greater than one year are annualized. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2018, to ensure that the net annual fund operating expenses (excluding acquired fund fees and expenses and certain other non-operating expenses) will not exceed 1.90% and 1.65%, respectively for Class A and Class I, subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses, per its prospectus dated February 1, 2017, including underlying funds, are 2.26% for Class A and 2.01% for Class I. Class A shares are subject to a maximum sales charge imposed on purchases of 5.25%. Class A and Class I shares are subject to a redemption fee of 1.00% of the amount redeemed if held less than 90 days. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call 1-855-525-2151.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS
September 30, 2017

Shares		Fair Value
	COMMON STOCK - 90.1%
	AUTO MANUFACTURER - 1.0%
15,000	General Motors Co. ^	$605,700

	BANKS - 11.0%
38,000	BB&T Corp. ^	1,783,720
20,000	JPMorgan Chase & Co. ^	1,910,200
30,000	US Bancorp ^	1,607,700
30,000	Wells Fargo & Co. ^	1,654,500
		6,956,120
	BEVERAGES - 2.1%
30,000	Coca-Cola Co. ^	1,350,300

	BIOTECHNOLOGY - 2.4%
4,000	Amgen, Inc. ^	745,800
10,000	Gilead Sciences, Inc. ^	810,200
		1,556,000
	CHEMICALS - 1.3%
5,134	DowDuPont, Inc.	355,427
25,000	Potash Corp. of Saskatchewan, Inc. ^	481,000
		836,427
	COMPUTERS - 9.7%
24,000	Apple, Inc. ^	3,698,880
15,000	International Business Machines Corp. ^	2,176,200
8,000	Seagate Technology PLC	265,360
		6,140,440
	COSMETICS/PERSONAL CARE - 2.1%
15,000	Procter & Gamble Co. ^	1,364,700

	ELECTRIC - 5.3%
20,000	Dominion Energy, Inc. ^	1,538,600
8,000	Duke Energy Corp. ^	671,360
30,000	Exelon Corp. ^	1,130,100
		3,340,060
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
6,500	Emerson Electric Co. ^	408,460

	FOOD - 2.0%
14,000	Campbell Soup Co. ^	655,480
30,000	Kroger Co/The ^	601,800
		1,257,280
	INVESTMENT MANAGEMENT - 1.1%
20,000	Invesco Ltd ^	700,800

	INSURANCE - 2.6%
5,000	Aflac, Inc. ^	406,950
10,000	Travelers Cos, Inc. ^	1,225,200
		1,632,150
	IRON/STEEL - 0.2%
10,000	Vale SA - ADR	100,700

	MEDIA - 2.3%
15,000	Walt Disney Co. ^	1,478,550

	MINING - 1.0%
15,000	BHP Billiton Ltd. - ADR	607,950

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value
	COMMON STOCK (Continued) - 90.1%
	MISCELLANEOUS MANUFACTURING - 3.0%
80,000	General Electric Co.	$1,934,400

	OIL & GAS - 8.2%
11,300	BP PLC - ADR ^	434,259
7,500	Chevron Corp. ^	881,250
6,000	Ensco PLC	35,820
24,000	Exxon Mobil Corp.	1,967,520
25,000	Schlumbrger Ltd. ^	1,744,000
12,000	Transocean, Ltd. *	129,120
		5,191,969
	PHARMACEUTICALS - 8.3%
7,500	AbbVie, Inc. ^	666,450
25,000	Bristol-Myers Squibb Co. ^	1,593,500
9,000	Johnson & Johnson ^	1,170,090
18,000	Merck & Co., Inc. ^	1,152,540
20,000	Pfizer, Inc. ^	714,000
		5,296,580
	REAL ESTATE INVESTMENT TRUSTS - 1.5%
35,000	HCP, Inc. ^	974,050

	RETAIL - 8.3%
4,000	Home Depot, Inc. ^	654,240
30,000	Kohl’s Corp. ^	1,369,500
20,000	Nordstrom, Inc. ^	943,000
15,000	Starbucks Corp. ^	805,650
25,500	Target Corp. ^	1,504,755
		5,277,145
	SEMICONDUCTORS - 3.0%
50,000	Intel Corp. ^	1,904,000

	SOFTWARE - 2.3%
20,000	Microsoft Corp. ^	1,489,800

	TELECOMMUNICATIONS - 9.9%
45,000	AT&T, Inc. ^	1,762,650
24,000	China Mobile Ltd. - ADR	1,213,680
50,000	Cisco Systems, Inc. ^	1,681,500
18,000	Verizon Communications, Inc.	890,820
27,000	Vodafone Group PLC - ADR ^	768,420
		6,317,070
	TRANSPORTATION - 0.9%
4,500	United Parcel Service, Inc. ^	540,405

	TOTAL COMMON STOCK	57,261,056
	(Cost - $59,293,055)

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Contracts**					Fair Value
		Expiration	Exercise Price	Notional Amount
	PUT OPTIONS PURCHASED * - 0.0%
200	SPDR S&P 500 ETF Trust	October 2017	$240.00	$4,800,000	$4,800
	TOTAL PUT OPTIONS PURCHASED
	(Cost - $72,824)

Shares
	SHORT-TERM INVESTMENT - 11.4%
	MONEY MARKET FUND - 11.4%
7,192,756	JPMorgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.88% +				7,192,756
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $7,192,756)

	TOTAL INVESTMENTS - 101.5% (Cost - $66,558,635) (a)				$64,458,612
	CALL OPTIONS WRITTEN (Premiums Received - $314,808) - (0.7)%				(420,273)
	LIABILITIES LESS OTHER ASSETS - (0.8)%				(512,958)
	NET ASSETS - 100.0%				$63,525,381

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Contracts **		Expiration	Exercise Price	Notional Amount	Fair Value
	CALL OPTIONS WRITTEN * - (0.7)%
35	AbbVie, Inc.	October 2017	$87.50	$306,250	$7,980
25	Aflac, Inc.	October 2017	82.50	206,250	1,650
50	AT&T, Inc.	October 2017	38.00	190,000	5,800
80	BB&T Corp.	October 2017	46.00	368,000	10,320
55	BP PLC - ADR	October 2017	36.00	198,000	13,805
125	Bristol-Myers Squibb Co.	October 2017	63.00	787,500	17,875
70	Campbell Soup Co.	October 2017	47.00	329,000	7,000
35	Chevron Corp.	October 2017	115.00	402,500	10,290
250	Cisco Systems, Inc.	October 2017	32.50	812,500	27,500
100	Dominion Energy, Inc.	October 2017	77.50	775,000	6,500
35	Emerson Electric Co.	October 2017	62.50	218,750	3,500
125	Exelon Corp.	October 2017	37.00	462,500	12,188
75	General Motors Co.	October 2017	38.00	285,000	18,225
50	Gilead Sciences, Inc.	October 2017	85.00	425,000	2,700
20	Home Depot, Inc.	October 2017	160.00	320,000	9,080
100	Intel Corp.	October 2017	36.00	360,000	21,500
200	Intel Corp.	October 2017	37.50	750,000	17,000
50	International Business Machines Corp.	October 2017	145.00	725,000	15,100
50	Invesco Ltd	November 2017	35.00	175,000	4,950
50	Invesco Ltd	November 2017	36.00	180,000	2,500
100	JPMorgan Chase & Co.	October 2017	92.50	925,000	33,000

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Contracts **		Expiration	Exercise Price	Notional Amount	Fair Value
	CALL OPTIONS WRITTEN * (Continued) - (0.7)%
150	Kohl’s Corp.	October 2017	$45.00	$675,000	$24,000
75	Kroger Co/The	November 2017	20.00	150,000	7,500
75	Kroger Co/The	November 2017	21.00	157,500	4,125
90	Merck & Co., Inc.	October 2017	65.00	585,000	3,600
75	Microsoft Corp.	October 2017	75.00	562,500	5,925
50	Nordstrom, Inc.	October 2017	50.00	250,000	1,750
100	Pfizer, Inc.	October 2017	35.50	355,000	4,800
100	Potash Corp. of Saskatchewan, Inc.	October 2017	19.00	190,000	5,300
125	Schlumberger Ltd.	October 2017	67.50	843,750	34,125
50	Starbucks Corp.	October 2017	55.00	275,000	1,250
100	Target Corp.	October 2017	60.00	600,000	7,400
50	Travelers Cos, Inc.	October 2017	125.00	625,000	5,150
45	United Parcel Service, Inc.	October 2017	118.00	531,000	12,375
100	US Bancorp	October 2017	52.50	525,000	15,950
130	Vodafone Group PLC - ADR	October 2017	29.00	377,000	2,210
50	Walt Disney Co.	October 2017	98.50	492,500	7,050
100	Wells Fargo & Co.	October 2017	52.50	525,000	29,300
	TOTAL CALL OPTIONS WRITTEN				$420,273
	(Premiums Received - $314,808)

ADR - American Depositary Receipt

PLC - Public Limited Company

+	Variable rate security - interest rate is as of September 30, 2017.

^	Security is subject to written call options.

*	Non-income producing security.

**	Each call option contract allows the holder of the option to purchase 100 shares of the underlying stock.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $66,257,974 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation	$1,065,401
Unrealized Depreciation	(3,285,036)
Net Unrealized Depreciation	$(2,219,635)

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Portfolio Composition as of September 30, 2017

Breakdown by Sector (Unaudited)		Breakdown by Country (Unaudited)
	Percent of Net		Percent of Net
	Assets		Assets
Common Stock	90.1%	Common Stock	90.1%
Consumer, Non-cyclical	17.0%	United States	84.1%
Financial	16.1%	Britain	1.9%
Technology	15.0%	Hong Kong	1.9%
Communications	12.3%	Australia	1.0%
Consumer, Cyclical	9.3%	Canada	0.8%
Energy	8.2%	Brazil	0.2%
Utilities	5.3%	Switzerland	0.2%
Industrial	4.5%	Options Purchased	0.0%
Basic Materials	2.4%	Short-term Investments	11.4%
Options Purchased	0.0%	Call Options Written	(0.7)%
Short-term Investments	11.4%	Liabilities Less Other Assets	(0.8)%
Call Options Written	(0.7)%	Net Assets	100.0%
Liabilities Less Other Assets	(0.8)%
Net Assets	100.0%

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments in Securities at Value (cost $66,558,635)	$64,458,612
Receivable for Investments Sold	19,830
Deposits with Broker	550,028
Receivable for Fund Shares Sold	196,660
Dividend and Interest Receivable	133,033
Prepaid Expenses and Other Assets	18,016
Total Assets	65,376,179

Liabilities:
Payable for Investments Purchased	1,326,624
Options Written (premiums received $314,808)	420,273
Accrued Advisory Fees	60,354
Payable to Related Parties	11,283
Distribution (12b-1) Fees Payable	2,699
Accrued Expenses and Other Liabilities	29,565
Total Liabilities	1,850,798

Net Assets	$63,525,381

Class A Shares:
Net Assets (Unlimited shares of no par value beneficial interest authorized; 1,283,627 shares of beneficial interest outstanding)	$13,421,258
Net Asset Value and Redemption Price Per Share (a) ($13,421,258/1,283,627 shares of beneficial interest outstanding)	$10.46
Offering Price Per Share ($10.46/0.9475)	$11.04

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized; 4,799,235 shares of beneficial interest outstanding)	$50,104,123
Net Asset Value, Offering and Redemption Price Per Share (a) ($50,104,123/4,799,235 shares of beneficial interest outstanding)	$10.44

Composition of Net Assets:
Paid-in-Capital	$62,449,187
Undistributed net investment Income	12,566
Accumulated net realized gain from investments, options purchased, and options written	3,269,116
Net unrealized depreciation of:
Investments and options purchased	(2,100,023)
Written options	(105,465)
Net Assets	$63,525,381

(a)	The Fund charges a fee of 1% on redemptions of shares held for less then 90 days.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2017

Investment Income:
Dividend Income (Less $3,395 Foreign Taxes)	$1,373,627
Interest Income	18,356
Total Investment Income	1,391,983

Expenses:
Investment Advisory Fees	612,608
Administration Fees	56,592
Transfer Agent Fees	49,367
Fund Accounting Fees	38,708
Distribution (12b-1) Fees - Class A	25,723
Shareholder Service Fees	24,187
Chief Compliance Officer Fees	18,907
Custody Fees	16,894
Audit Fees	15,400
Legal Fees	14,229
Registration & Filing Fees	14,032
Trustees’ Fees	13,937
Interest expense	13,645
Printing Expense	13,287
Insurance Expense	1,503
Miscellaneous Expenses	3,944
Total Expenses	932,963
Less: Fee Waived by Adviser	(83,651)
Net Expenses	849,312
Net Investment Income	542,671

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on:
Investments and Options Purchased	1,644,654
Options Written	1,895,638
Total Net Realized Gain on Investments	3,540,292

Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Options Purchased	866,713
Options Written	(53,769)
Total Net Change in Unrealized Appreciation	812,944

Net Realized and Unrealized Gain on Investments	4,353,236

Net Increase in Net Assets Resulting From Operations	$4,895,907

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016

Operations:
Net Investment income	$542,671	$328,299
Net realized gain from investments, options purchased, and options written	3,540,292	2,214,657
Net change in unrealized appreciation on investments, options purchased and options written	812,944	1,511,051
Net Increase in Net Assets Resulting From Operations	4,895,907	4,054,007

Distributions to Shareholders From:
From net investment income:
Class A ($0.08 and $0.07, respectively)	(90,683)	(32,994)
Class I ($0.12 and $0.11, respectively)	(461,496)	(296,815)
From net realized gains:
Class A ($0.62 and $0.41, respectively)	(459,072)	(162,415)
Class I ($0.62 and $0.41, respectively)	(1,798,051)	(1,054,138)
Net decrease in net assets from distributions to shareholders	(2,809,302)	(1,546,362)

Capital Share Transactions:
Class A
Proceeds from Shares Issued (645,166 and 280,035 shares, respectively)	6,541,653	2,738,360
Distributions Reinvested (54,008 and 20,492 shares, respectively)	540,305	190,878
Redemption Fee Proceeds	12	—
Cost of Shares Redeemed (67,031 and 38,566 shares, respectively)	(682,282)	(381,326)
Total Class A	6,399,688	2,547,912

Class I
Proceeds from Shares Issued (1,891,727 and 287,403 shares, respectively)	19,113,236	2,740,336
Distributions Reinvested (218,098 and 138,990 shares, respectively)	2,178,771	1,293,267
Redemption Fee Proceeds	252	—
Cost of Shares Redeemed (198,655 and 122,833 shares, respectively)	(2,012,680)	(1,208,952)
Total Class I	19,279,579	2,824,651

Total Capital Share Transactions	25,679,267	5,372,563

Total Increase in Net Assets	27,765,872	7,880,208

Net Assets:
Beginning of Year	35,759,509	27,879,301
End of Year +	$63,525,381	$35,759,509
+ Includes undistributed net investment income (loss)	$12,566	$399

See accompanying notes to financial statements.

The Covered Bridge Fund - Class A
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each period presented.

	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014 (1)

Net Asset Value, Beginning of Year	$10.11	$9.36	$11.19	$10.00
Increase (Decrease) From Operations:
Net investment income (2)	0.09	0.08	0.11	0.08
Net realized and unrealized gain (loss) on investments	0.96	1.15	(0.84)	1.17
Total from operations	1.05	1.23	(0.73)	1.25

Less Distributions:
From net investment income	(0.08)	(0.07)	(0.10)	(0.06)
From net realized gain	(0.62)	(0.41)	(1.00)	—
Total Distributions	(0.70)	(0.48)	(1.10)	(0.06)

Paid in capital from redemption fees (2)	0.00 (4)	—	0.00 (4)	0.00 (4)

Net Asset Value, End of Year	$10.46	$10.11	$9.36	$11.19

Total Return (3)	10.72%	13.58%	(7.13)%	12.55%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$13,421	$6,584	$3,647	$3,745
Ratio of expenses to average net assets:
before reimbursement (5)	2.10%	2.25%	2.33%	2.69%
net of reimbursement	1.93%	1.90%	1.90%	1.90%
Ratio of expenses to average net assets, excluding interest expense:
before reimbursement (5)	2.07%	2.25%	2.33%	2.69%
net of reimbursement	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	0.91%	0.81%	1.03%	0.76%
Portfolio turnover rate	222%	193%	208%	266%

(1)	Class A commenced operations October 1, 2013.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads and redemptions fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Amount is less than $.01 per share.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

The Covered Bridge Fund - Class I
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each period presented.

	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014 (1)

Net Asset Value, Beginning of Year	$10.10	$9.38	$11.20	$10.00
Increase (Decrease) From Operations:
Net investment income (2)	0.12	0.10	0.13	0.11
Net realized and unrealized gain (loss) on investments	0.96	1.14	(0.82)	1.18
Total from operations	1.08	1.24	(0.69)	1.29

Less Distributions:
From net investment income	(0.12)	(0.11)	(0.13)	(0.09)
From net realized gain	(0.62)	(0.41)	(1.00)	—
Total Distributions	(0.74)	(0.52)	(1.13)	(0.09)

Paid in capital from redemption fees (2)	0.00 (4)	—	0.00 (4)	0.00 (4)

Net Asset Value, End of Year	$10.44	$10.10	$9.38	$11.20

Total Return (3)	11.02%	13.73%	(6.80)%	12.88%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$50,104	$29,175	$24,232	$22,094
Ratio of expenses to average net assets:
before reimbursement (5)	1.85%	2.00%	2.08%	2.44%
net of reimbursement	1.68%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets, excluding interest expense:
before reimbursement (5)	1.82%	2.00%	2.08%	2.44%
net of reimbursement	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets	1.16%	1.09%	1.28%	1.04%
Portfolio turnover rate	222%	193%	208%	266%

(1)	Class I commenced operations October 1, 2013.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of redemptions fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Amount is less than $.01 per share.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

1.	ORGANIZATION

The Covered Bridge Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek current income and realized gains from writing options with capital appreciation as a secondary objective. The Fund commenced operations on October 1, 2013.

The Fund currently offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.25%. Class I shares are offered at net asset value. The Fund charges a fee of 1% on redemptions of shares held for less than 90 days. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, a security shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Exchange traded options are valued at the last sale price or in the absence of a sale, at the mean between the current bid and ask prices. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of September 30, 2017 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$57,261,056	$—	$—	$57,261,056
Put Options Purchased	4,800	—	—	4,800
Short-Term Investment	7,192,756	—	—	7,192,756
Total	$64,458,612	$—	$—	$64,458,612
Liabilities
Call Options Written	$392,135	$28,138	$—	$420,273
Total	$392,135	$28,138	$—	$420,273

The Fund did not hold any Level 3 securities during the year ended September 30, 2017.

There were no transfers into or out of Level 1, Level 2, or Level 3 during the year ended September 30, 2017.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of September 30, 2017 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets - The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of September 30, 2017.

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented in
	of Recognized	Statement of Assets	the Statement of	Financial	Cash Collateral	Net
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Amount
Call Options Written	$420,273	$—	$420,273	$—	$420,273	$—
Total	$420,273	$—	$420,273	$—	$420,273	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations – The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2017:

Derivative Investment Type	Risk	Location on the Statement of Assets and Liabilities	Amount
Options Purchased	Equity	Investments in Securities at Value	$4,800
Options Written	Equity	Options Written	(420,273)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2017:

Derivative Investment Type	Risk	Location of Gain/Loss on Derivative	Amount
Options Purchased	Equity	Net realized gain on investments and options purchased	$(729,042)
Options Written	Equity	Net realized gain (loss) from options written	1,895,638
Options Purchased	Equity	Net change in unrealized appreciation (depreciation) on investments and options purchased	1,776
Options Written	Equity	Net change in unrealized appreciation (depreciation) on options written	(53,769)

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2014-2016) or expected to be taken in the Fund’s 2017 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income if any, are declared and paid quarterly, and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Stonebridge Capital Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for this service and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average daily net assets. For the year ended September 30, 2017, the Adviser earned management fees of $612,608.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) at least until January 31, 2018, so that the total annual operating expenses of the Fund do not exceed 1.90% and 1.65% of the average daily net assets for its Class A and Class I shares, respectively. Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at time of waiver, within thirty-six months of when the amounts were waived. During the year ended September 30, 2017, the Adviser waived fees of $83,651.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

As of September 30, 2017, the following amounts are subject to recapture by the Adviser by September 30 of the following years:

2018	2019	2020	Total
$119,761	$108,863	$83,651	$312,275

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for the Fund’s Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that will be calculated by the Fund at an annual rate of 0.25% of the average daily net assets of Class A shares. For the year ended September 30, 2017, pursuant to the Plan, the Fund paid $25,723. No such fees are payable with respect to Class I shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the year ended September 30, 2017, the Distributor received $283,279 in underwriting commissions for sales of Class A shares, of which $46,145 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2017, amounted to $125,140,515 and $103,074,275, respectively.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund from which the redemption is made. The Fund received redemption fees of $264 for the year ended September 30, 2017.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2017	September 30, 2016
Ordinary Income	$2,809,302	$1,546,362
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$2,809,302	$1,546,362

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

As of September 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$3,320,520	$—	$—	$—	$(24,691)	$(2,219,635)	$1,076,194

The difference between book basis and tax basis accumulated net realized gain and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and tax adjustments for real estate investment trusts, resulted in reclassification for the year ended September 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$21,675	$(21,675)

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2017, Stifel Nicolaus & Co, Inc. accounts holding shares for the benefit of others in nominee name, held approximately 69% of the voting securities of the Fund’s Class A shares and Charles Schwab & Co, Inc. and Pershing LLC, accounts holding shares for the benefit of others in nominee name, held approximately 50% and 32%, respectively, of the voting securities of the Fund’s Class I shares. The Fund has no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of either class.

8.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements except the following.

Effective October 1, 2017, the Fund’s Adviser has agreed to reduce its management fee from 1.25% to 1.00%. Additionally, the Adviser has agreed to reduce the Fund’s expense limitation applicable to Class A shares from 1.90% to 1.65% and Class I shares from 1.65% to 1.40% of the Fund’s average net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III
and the Shareholders of The Covered Bridge Fund

We have audited the accompanying statement of assets and liabilities of The Covered Bridge Fund, a series of shares of beneficial interest in Northern Lights Fund Trust III, (the “Fund”) including the portfolio of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period October 1, 2013 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Covered Bridge Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended and for the period October 1, 2013 through September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 28, 2017

The Covered Bridge Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
September 30, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning April 1, 2017 through September 30, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period
	(4/1/17)	(9/30/17)	(4/1/17 to 9/30/17)*
Actual
Class A	$1,000.00	$1,035.00	$9.69
Class I	$1,000.00	$1,036.30	$8.42
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,015.54	$9.60
Class I	$1,000.00	$1,016.80	$8.34

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratios of 1.90% and 1.65% for Class A and Class I, respectively, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Renewal of Advisory Agreement – The Covered Bridge Fund*

In connection with a meeting held on August 29-30, 2017, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Stonebridge Capital Advisors, LLC (“SCA”) and the Trust, with respect to The Covered Bridge Fund (“Covered Bridge”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to Covered Bridge and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that SCA was founded in 1997 as a registered investment adviser servicing institutional and high net worth investors, and that its principals had extensive management experience in portfolio management, research, equity trading, marketing and fund administration. The Board discussed SCA’s disciplined option writing strategy which used a proprietary analysis to target industries and sectors that were on the rise, and employed various option strategies over a portion of the portfolio to protect it in declining markets. The Board recognized that SCA’s strong risk management process used covered calls and, in extreme market declines, purchased index puts in the portfolio. The Board observed that SCA’s Chief Compliance Officer monitored trading activities weekly, and that its equity team reviewed Covered Bridge monthly to assure compliance with Covered Bridge’s investment limitations. The Board noted that SCA selected and reviewed its broker dealers in accordance with its best execution policies and procedures. The Board expressed its satisfaction with SCA’s veteran investment team and product expertise with complex investment strategies that involved deep and continuous research. The Board appreciated SCA’s willingness to add resources to support Covered Bridge, and concluded that SCA should continue to provide high quality services to Covered Bridge and its shareholders.

Performance. The Board noted that Covered Bridge had a 4-star rating from Morningstar, and that it significantly outperformed the peer group and Morningstar category over the one-year period. It underperformed the Benchmark S&P 500 TR for the same period. The Board further noted that in the three-year and since inception period, Covered Bridge outperformed the peer group and Morningstar category, but still underperformed the benchmark. The Board observed that Covered Bridge ranked in the top quartiles for the one-year and three-year periods compared to the Morningstar category, and that SCA believed Covered Bridge had performed according to expectations since inception. The Board discussed that stock selection and option overlays allowed Covered Bridge to perform well in the observed periods, and that Covered Bridge underperformance relative to equity-onlystrategies was not expected, while outperforming other option related strategies. The Board agreed that SCA’s investment strategy appeared to be working as intended. The Board noted that SCA had done a commendable job of investing in high dividend paying stocks, producing income, and employing an option risk overlay with less volatility than the equity market. Although past performance is not predictive of future returns, the Board concluded that SCA had provided reasonable results to Covered Bridge and its shareholders.

Fees and Expenses. The Board remarked that SCA’s 1.25% advisory fee was higher than the peer group median and Morningstar category median. It further noted that Covered Bridge’s net expense ratio was also higher than the peer group and Morningstar category. The Board discussed that SCA attributed its fee and expense ratio to Covered Bridge’s labor intensive investment strategy and high initial start-up costs. The Board acknowledged that SCA agreed to consider lower fees as assets under management grew. Given these considerations, the Board concluded that SCA’s advisory fee was not unreasonable.

Economies of Scale. The Board discussed Covered Bridge’s size and its prospects for growth, concluding that it had not yet achieved meaningful economies of scale that would justify the implementation of breakpoints. It was noted that SCA agreed that, as Covered Bridge grew and SCA achieved material economies of scale related to the services it provided, SCA would be willing to discuss implementing breakpoints. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Board reviewed SCA’s profitability analysis in connection with its management of Covered Bridge, and acknowledged that SCA was managing Covered Bridge at a loss. The Board concluded, therefore, that SCA’s profitability was not excessive.

Conclusion. Having requested and received such information from SCA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of independent counsel, the Board concluded that the advisory fee was reasonable and that renewal of the Advisory Agreement was in the best interests of Covered Bridge and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

The Covered Bridge Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah research Foundation (since April 2000); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976-2014); President, Celeritas Rail Consulting (since 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of September 30, 2017, the Trust was comprised of 33 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/17-NLFT III-v3

The Covered Bridge Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski* 80 Arkay Drive, Hauppauge, NY 11788 1983	President	August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 17605 Wright Street, Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

*	Mr. Malinowski was elected President of the Trust effective August 29, 2017

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-525-2151.

9/30/17-NLFT III-v3

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-525-2151 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-525-2151.

INVESTMENT ADVISER
Stonebridge Capital Advisors, LLC
2550 University Avenue West, Suite 180 South
Saint Paul, Minnesota 55114

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 – $13,000

2016 – $13,000

(b)	Audit-Related Fees

2017 – None

2016 – None

(c)	Tax Fees

2017 – $2,200

2016 – $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $2,200

2016 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, President/Principal Executive Officer

Date 12/8/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, President/Principal Executive Officer

Date 12/8/17

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Treasurer/Principal Financial Officer

Date 12/8/17